EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report on Form 10-K of Alnylam Pharmaceuticals, Inc. (the “Company”) for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Patricia L. Allen, Vice President of Finance and Treasurer of the Company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that, to her knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 2, 2009	/s/ Patricia L. Allen
Patricia L. Allen
Vice President of Finance and Treasurer